UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 15, 2008

FOAMEX INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1000 Columbia Avenue
Linwood, Pennsylvania 19061
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 859-3000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Pursuant to terms of the Equity Commitment Agreement, dated as of April 1, 2008, as amended, among Foamex International Inc. (the “Company”), D. E. Shaw Laminar Portfolios, L.L.C. (“D. E. Shaw”), Sigma Capital Associates, LLC (“Sigma”) and CGDO, LLC (as agent and on behalf of Chilton Global Distressed Opportunities Master Fund, L.P.) and Q Funding III L.P. (together with CGDO, LLC, D. E. Shaw and Sigma, the “Significant Equityholders”) entered into a registration rights agreement (the “Registration Rights Agreement”) on August 15, 2008, under which each of the Significant Equityholders received demand and “piggyback” registration rights with respect to the public resale of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) held by them.

The Registration Rights Agreement entitles the Significant Equityholders to make up to three demands for registration of all or part of the demanding holders’ Common Stock, subject to certain conditions and exceptions. No demand will qualify as such unless (i) made by the holders of at least 25% of the Registrable Securities (as defined in the Registration Rights Agreement), and unless at least 25% of such Registrable Securities shall be included to be sold in each registration statement, or (ii) made by a Significant Equityholder and its affiliates if at the time of the written request such Significant Equityholder and its affiliates hold not less than 75% of the Registrable Securities they held immediately following the closing of the rights offering pursuant to which rights were granted to the Company’s stockholders as of June 20, 2008 to purchase shares of Common Stock pursuant to a prospectus declared effective by the Securities and Exchange Commission (the “SEC”) on June 24, 2008. In addition, piggyback registration rights contained in the Registration Rights Agreement provide that, subject to certain conditions and exceptions, if the Company proposes to file a registration statement under the Securities Act of 1933, as amended, with respect to an offering of equity securities, then the Company will offer each of the Significant Equityholders the opportunity to register all or part of their shares of Common Stock on the terms and conditions set forth in the Registration Rights Agreement. Upon the request of the holders of at least 25% of the aggregate number of outstanding shares of Common Stock, the Significant Equityholders also have unlimited rights to register Common Stock that is subject to the Registration Rights Agreement on Form S-3, if and when the Company qualifies to use such form.

Under the Registration Rights Agreement, the Company will pay customary fees and expenses in connection with any registration, including the reasonable fees and expenses of counsel for the Significant Equityholders.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 4.31 hereto and incorporated by reference herein.

ITEM 9.01 – Financial Statements and Exhibits.

(d)	Exhibits
4.31

Registration Rights Agreement, dated as of August 15, 2008, among Foamex International Inc., D. E. Shaw Laminar Portfolios, L.L.C., Sigma Capital Associates, LLC, CGDO, LLC (as agent on behalf of Chilton Global Distressed Opportunities Master Fund, L.P.) and Q Funding III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2008

FOAMEX INTERNATIONAL INC.

By:	/s/ Robert M. Larney
Name:	Robert M. Larney
Title:	Executive Vice President and Chief Financial Officer

EXHIBITS

4.31

Registration Rights Agreement, dated as of August 15, 2008, among Foamex International Inc., D. E. Shaw Laminar Portfolios, L.L.C., Sigma Capital Associates, LLC, CGDO, LLC (as agent on behalf of Chilton Global Distressed Opportunities Master Fund, L.P.) and Q Funding III, L.P.

5